================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                       SEPTEMBER 13, 2004 (JUNE 30, 2004)


                         BEHRINGER HARVARD REIT I, INC.
             (Exact Name of Registrant as Specified in Its Charter)


             MARYLAND                    333-91532               68-0509956
 (State or other jurisdiction of      (Commission File        (I.R.S. Employer
  incorporation or organization)           Number)           Identification No.)


                 15601 DALLAS PARKWAY, SUITE 600, ADDISON, TEXAS
                                      75001
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (866) 655-1610
              (Registrant's telephone number, including area code)


              1323 NORTH STEMMONS FREEWAY, SUITE 210, DALLAS, TEXAS
                                      75207
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
================================================================================

        Pursuant to the requirements of the Securities and Exchange Act of 1934, Behringer Harvard REIT I, Inc., (the "Company"), hereby amends its Current Report on Form 8-K dated July 15, 2004 to provide the required financial statements relating to the acquisition by the Company of its 35.709251% undivided tenant in common interest in St. Louis Place, located in St. Louis, Missouri, as described in such Current Report.

        After reasonable inquiry, the Company is not aware of any material factors relating to St. Louis Place that would cause the reported financial information relating to it not to be necessarily indicative of future operating results.

ITEM 9.01.       FINANCIAL STATEMENTS AND EXHIBITS
                                                                            Page

   (a)     Financial Statements of Businesses Acquired.

           Report of Independent Auditors......................................3

           Statement of Revenues and Certain Expenses for the year
              ended December 31, 2003 and the six month periods ended
              June 30, 2004 and 2003...........................................4

           Notes to the Statement of Revenues and Certain Expenses.............5

   (b)     Pro Forma Financial Information.

           Unaudited Pro Forma Consolidated Financial Information..............7

           Unaudited Pro Forma Consolidated Statement of Operations
              for the six months ended June 30, 2004...........................8

           Unaudited Pro Forma Consolidated Statement of Operations
              for the year ended December 31, 2003 ............................9

           Unaudited Notes to Pro Forma Consolidated Financial Statements.....10

   (c)     Exhibits.

           None

                         REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Directors of Behringer Harvard REIT I, Inc.:

We have audited the accompanying Statement of Revenues and Certain Expenses of St. Louis Place (the "Property"), St. Louis, Missouri for the year ended December 31, 2003. This Statement of Revenues and Certain Expenses is the responsibility of the Company's management. Our responsibility is to express an opinion on the Statement of Revenues and Certain Expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenues and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenues and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenues and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenues and Certain Expenses was prepared for purposes of complying with certain rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Statement of Revenues and Certain Expenses referred to above presents fairly, in all material respects, the gross income and certain direct operating expenses described in Note 1 of St. Louis Place for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.


/s/ PricewaterhouseCoopers LLP

Chicago, Illinois
July 19, 2004


ST. LOUIS PLACE

STATEMENT OF REVENUES AND CERTAIN EXPENSES FOR THE YEAR ENDED
DECEMBER 31, 2003 AND THE SIX MONTH PERIODS ENDED JUNE 30, 2004 AND 2003
IN THOUSANDS
-------------------------------------------------------------------------------------------------------------------

                                                                            Six months Ended      Six months Ended
                                                         Year Ended          June 30, 2004         June 30, 2003
                                                      December 31, 2003       (unaudited)           (unaudited)
                                                    ---------------------  -------------------   ------------------
Revenues:
    Rental revenue                                     $           4,187    $           2,004     $          2,132
    Expense recovery                                                 281                   41                  111
    Other income                                                     481                  239                  221
                                                    ---------------------  -------------------   ------------------

        Total revenues                                             4,949                2,284                2,464
                                                    ---------------------  -------------------   ------------------

Expenses:
    Maintenance and service contracts                                924                  432                  424
    Utilities                                                        442                  218                  210
    Management fees                                                  133                   56                   63
    Administrative                                                   377                  141                  144
    Property taxes and insurance                                     511                  248                  306
                                                    ---------------------  -------------------   ------------------

        Total expenses                                             2,387                1,095                1,147
                                                    ---------------------  -------------------   ------------------

Revenues in excess of certain expenses                 $           2,562    $           1,189     $          1,317
                                                    ---------------------  -------------------   ------------------




                                                   4

                         BEHRINGER HARVARD REIT I, INC.
             NOTES TO THE STATEMENT OF REVENUES AND CERTAIN EXPENSES


1.      BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        BASIS OF PRESENTATION

        The Statement of Revenues and Certain Expenses presents the operations of St. Louis Place (the "Property") for the year ended December 31, 2003. On June 30, 2004, Behringer Harvard REIT I, Inc. (the "Company") acquired an undivided 35.709251% tenant in common interest in the Property, a 20-story office building containing approximately 337,088 rentable square feet (unaudited) located on approximately 0.68 acres (unaudited) of land in St. Louis, Missouri. The remaining tenant in common interests in the Property were acquired by various investors who purchased their interests in a private offering sponsored by the Company's affiliate, Behringer Harvard Holdings, LLC. The contract purchase price of St. Louis Place, to the Company as a sponsor-affiliate, exclusive of closing costs and initial escrows was $30,150,000.

        The accompanying statement has been prepared on the accrual basis of accounting. The statement has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a current report on Form 8-K of the Company. The statement is not intended to be a complete presentation of the revenues and expenses of the Property for the year ended December 31, 2003, as certain expenses, primarily depreciation and amortization expense, interest expense, and other costs not directly related to the future operations of the Property have been excluded.

        REVENUE RECOGNITION

        Tenant leases are accounted for as operating leases. Rental revenue is reported on a straight-line basis over the term of the respective leases. Expense recovery income consists of recoveries of certain operating expenses and property taxes. Additional rents from recoveries of certain operating expenses and property taxes are recognized as revenues in the period the applicable costs are incurred.

        MAINTENANCE AND SERVICE CONTRACTS

        Maintenance and service contract expenses represent the direct expenses of operating the Property and include maintenance, repairs, cleaning, HVAC and security costs that are expected to continue in the ongoing operation of the Property. Expenditures for maintenance and repairs are charged to operations as incurred.

        ESTIMATES

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting period. Actual results may differ from those estimates used in the preparation of the financial statements.

2.      LEASES

        TENANT LEASES

        The minimum future rentals based on noncancelable operating leases held as of December 31, 2003 are as follows:


        2004                                                      $    3,850,760
        2005                                                           3,801,587
        2006                                                           4,138,245
        2007                                                           3,846,756
        2008                                                           3,866,221
        Thereafter                                                    18,560,193
                                                                  --------------

             Total                                                $   38,063,762
                                                                  ==============

        Two tenants, Fleishman-Hillard and Government Services Agency, accounted for approximately 53% and 20%, respectively, of the base rental revenue for the year ended December 31, 2003.


3. STATEMENT OF REVENUES AND CERTAIN EXPENSES FOR THE SIX MONTH PERIODS ENDED JUNE 30, 2004 AND 2003

        The statements for the six-month periods ended June 30, 2004 and 2003 are unaudited. In the opinion of management, all significant adjustments necessary for a fair presentation of the statement for the interim periods have been included. The results of operations for the interim periods are not necessarily indicative of the results to be expected for a full year for the operation of St. Louis Place.

                         BEHRINGER HARVARD REIT I, INC.
             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

        On June 30, 2004, the Company acquired an undivided 35.709251% tenant in common interest in St. Louis Place, a 20-story office building containing approximately 337,088 rentable square feet and located on approximately 0.68 acres of land in St. Louis, Missouri. The Company's purchase price of its 35.709251% tenant in common interest in St. Louis Place was $12,073,943 including closing costs. The Company used borrowings of $7,141,850 under a Loan Agreement (the "Loan Agreement") with Greenwich Capital Financial Products, Inc. (the "Lender") to pay a portion of the purchase price and paid the remaining amount from cash on hand.

        The unaudited pro forma consolidated balance sheet is not presented since the acquisition of St. Louis Place occurred on June 30, 2004 and accordingly was reflected in the historical consolidated balance sheet as of June 30, 2004 as filed by the Company on Form 10-Q for the six months ended June 30, 2004.

        The Company has reflected its 35.709251% ownership interest in the operations of St. Louis Place, which excludes interest expense and amortization of financing costs associated with the Company's debt, asset management fees, and property management fees, as equity in earnings of tenant in common interest in the accompanying unaudited pro forma consolidated statements of operations.

        In the opinion of management of the Company, all material adjustments necessary to reflect the effects of the above transactions have been made.

                         BEHRINGER HARVARD REIT I, INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2004

        The following unaudited Pro Forma Consolidated Statement of Operations is presented as if the Company had acquired its undivided 35.709251% tenant in common interest in St. Louis Place on January 1, 2003 and the Company qualified as a REIT, distributed 90% of its taxable income and, therefore, incurred no income tax benefit or expense during the period. This Pro Forma Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto of the Company as filed on Form 10-Q for the six months ended June 30, 2004. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Company completed the above transactions on January 1, 2003, nor does it purport to represent the future operations of the Company.

                                                    SIX MONTHS       PRIOR ACQUISITION
                                               ENDED JUNE 30, 2004       PRO FORMA                              PRO FORMA
                                                    AS REPORTED         ADJUSTMENTS       PRO FORMA         SIX MONTHS ENDED
                                                        (a)                 (b)          ADJUSTMENTS          JUNE 30, 2004
                                               -------------------   -----------------  -------------     ---------------------
Total revenues                                  $               -     $             -    $         -       $                 -

Expenses
       Interest                                           228,449             115,574        223,739  (c)              567,762
       Property and asset management fees                  40,544               4,316         31,904  (d)              106,661
                                                                               12,042         17,855  (e)
       General and administrative                         348,623                   -              -                   348,623
                                               -------------------   -----------------  -------------     ---------------------
Total expenses                                            617,616             131,932        273,498                 1,023,046
                                               -------------------   -----------------  -------------     ---------------------

Interest income                                            75,762                   -        (41,070) (f)               34,692
                                               -------------------   -----------------  -------------     ---------------------

Net loss before equity in earnings of
   investments in tenant in common interests             (541,854)           (131,932)      (314,568)                 (988,354)

Equity in earnings of investments
   in tenant in common interests                          167,419              94,858         21,411  (g)              283,688

                                               -------------------   -----------------  -------------     ---------------------
Net loss                                        $        (374,435)    $       (37,074)   $  (293,157)      $          (704,666)
                                               ===================   =================  =============     =====================

Basic and diluted weighted
   average shares outstanding                           2,330,827                              5,956  (h)            2,336,783

Basic and diluted loss per share                $           (0.16)                                         $             (0.30)

                         BEHRINGER HARVARD REIT I, INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

        The following unaudited Pro Forma Consolidated Statement of Operations is presented as if the Company had acquired its undivided 35.709251% tenant in common interest in St. Louis Place on January 1, 2003 and the Company qualified as a REIT, distributed 90% of its taxable income and, therefore, incurred no income tax benefit or expense during the period. This Pro Forma Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto of the Company as filed on Form 10-K for the year ended December 31, 2003. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Company completed the above transactions on January 1, 2003, nor does it purport to represent the future operations of the Company.

                                                    YEAR ENDED       PRIOR ACQUISITION
                                                DECEMBER 31, 2003         PRO FORMA                            PRO FORMA
                                                   AS REPORTED           ADJUSTMENTS      PRO FORMA            YEAR ENDED
                                                       (a)                   (b)         ADJUSTMENTS        DECEMBER 31, 2003
                                               -------------------   -----------------  -------------     ---------------------
Total revenues                                  $               -     $             -    $         -       $                 -

Expenses
       Interest                                            60,833             408,434        447,478  (c)              916,745
       Property and asset management fees                  10,220              15,251         63,809  (d)              150,383
                                                                               25,394         35,709  (e)
       General and administrative                         240,223                   -              -                   240,223
                                               -------------------   -----------------  -------------     ---------------------
Total expenses                                            311,276             449,079        546,996                 1,307,351
                                               -------------------   -----------------  -------------     ---------------------

Interest income                                             3,767                   -              -                     3,767
                                               -------------------   -----------------  -------------     ---------------------

Net loss before equity in earnings of
  investments in tenant in common interests              (307,509)           (449,079)      (546,996)               (1,303,584)

Equity in earnings (losses) of investments
   in tenant in common interests                           18,176            (236,851)       115,890  (f)             (102,785)

                                               -------------------   -----------------  -------------     ---------------------

Net loss                                        $        (289,333)    $      (685,930)   $  (431,106)      $        (1,406,369)
                                               ===================   =================  =============     =====================

Basic and diluted weighted
   average shares outstanding                             142,430                            840,693  (g)              983,123

Basic and diluted loss per share                $           (2.03)                                         $             (1.43)

                         BEHRINGER HARVARD REIT I, INC.
         UNAUDITED NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2004

        a. Reflects the historical operations of the Company for the six months ended June 30, 2004.

        b. Reflects the Pro Forma results for Enclave on the Lake for the 1st quarter of 2004 as reported on Form 8-KA dated June 25, 2004, plus adjustments for the estimated results for the period from April 1, 2004 until the date of acquisition of April 12, 2004.

        c. Represents interest expense associated with the $7,141,850 of long-term debt obtained in connection with the purchase of St. Louis Place and the amortization of the deferred financing costs. The long-term debt bears interest at a fixed rate of 6.078% per annum, requires the monthly payment of principal and interest and matures in 2011. The deferred financing costs in the amount of $93,772 are amortized using the straight-line method over the term of the related debt, a method which approximates the effective interest rate method.

        d. Reflects the Company's 35.709251% interest in the property management fees associated with St. Louis Place. The property is managed by Behringer Harvard TIC Management Services LP, an affiliate of the Company, for a fee of 4% of annual gross revenues, as defined in the property management agreement.

        e. Reflects the Company's 35.709251% interest in the asset management fees associated with St. Louis Place. The asset is managed by Behringer Harvard TIC Management Services LP, an affiliate of the Company, for an annual asset management fee of $100,000.

        f. Reflects the reversal of interest income earned from cash on hand related to funds used to purchase St. Louis Place and Enclave on the Lake.

        g. Reflects the Company's 35.709251% undivided interest in the operations of St. Louis Place. Amounts were determined as follows:

                Revenues in excess of certain expenses              $    1,189,000

                Adjustments:
                Depreciation and amortization expense (1)               (1,185,041)
                Reverse management fees under previous owner                56,000
                                                                    ---------------
                Earnings from tenant in common interest             $       59,959
                                                                    ===============

                Company's tenant in common interest                      35.70925%

                Equity in earnings of tenant in common interest     $       21,411
                                                                    ===============

        (1)     Reflects depreciation and amortization of the Company's
                35.709251% undivided interest in the depreciable or amortizable assets and liabilities of St. Louis Place using the straight-line method over their estimated useful lives.

        h. Reflects the adjustment to the historical weighted average number of shares of common stock outstanding to reflect the acceptance of shares needed to provide for the cash purchase price of St. Louis Place and Enclave on the Lake. The adjustment is computed as follows:

                Cash needed to acquire St. Louis Place                             $     4,932,093
                Cash needed to acquire Enclave on the Lake                               3,281,886
                                                                                   ---------------
                                                                                   $     8,213,979
                                                                                   ===============

                Net cash received from each share of common stock issued           $          8.80 (1)
                                                                                   ===============

                Common stock needed to purchase St. Louis Place and
                   Enclave on the Lake Properties                                          933,407
                Plus weighted average of common stock actually outstanding
                   at June 30, 2004 in excess of 933,407                                 1,403,376
                Less historical weighted average of common stock outstanding
                   at June 30, 2004                                                     (2,330,827)
                                                                                   ---------------
                                                                                             5,956
                                                                                   ===============

        (1) Net cash received per share of common stock issued is computed as $10 gross proceeds per unit less $0.70 commissions per unit, $0.25 broker dealer fees per unit and $0.25 organization and offering costs per unit.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2003

        a. Reflects the historical operations of the Company for the year ended December 31, 2003.

        b. Reflects the Pro Forma results for Enclave on the Lake as reported on Form 8-KA dated June 25, 2004.

        c. Represents interest expense associated with the $7,141,850 of long-term debt obtained in connection with the purchase of St. Louis Place and the amortization of the deferred financing costs. The long-term debt bears interest at a fixed rate of 6.078% per annum, requires the monthly payment of principal and interest and matures in 2011. The deferred financing costs in the amount of $93,772 are amortized using the straight-line method over the term of the related debt, a method which approximates the effective interest rate method.

        d. Reflects the Company's 35.709251% interest in the property management fees associated with St. Louis Place. The property is managed by Behringer Harvard TIC Management Services LP, an affiliate of the Company, for a fee of 4% of annual gross revenues, as defined in the property management agreement.

        e. Reflects the Company's 35.709251% interest in the asset management fees associated with St. Louis Place. The asset is managed by Behringer Harvard TIC Management Services LP, an affiliate of the Company, for an annual asset management fee of $100,000.

        f. Reflects the Company's 35.709251% undivided interest in the operations of St. Louis Place. Amounts were determined as follows:


                Revenues in excess of certain expenses              $    2,561,193

                Adjustments:
                Depreciation and amortization expense (1)               (2,370,082)
                Reverse management fees under previous owner               133,426
                                                                    --------------
                Earnings from tenant in common interest             $      324,537
                                                                    ==============

                Company's tenant in common interest                       35.70925%

                Equity in earnings of tenant in common interest     $      115,890
                                                                    ==============

        (1)     Reflects depreciation and amortization of the Company's
                35.709251% undivided interest in the depreciable or amortizable assets and liabilities of St. Louis Place using the straight-line method over their estimated useful lives.

        g. Reflects the adjustment to the historical weighted average number of shares of common stock outstanding to reflect the acceptance of shares needed to provide for the cash purchase price of St. Louis Place and Enclave on the Lake. The adjustment is computed as follows:

                Cash needed to acquire St. Louis Place                        $    4,932,093
                Cash needed to acquire Enclave on the Lake                         3,281,886
                                                                              --------------
                                                                              $    8,213,979
                                                                              ==============

                Net cash received from each share of common stock issued      $         8.80 (1)
                                                                              ==============

                Common stock needed to purchase St. Louis Place and
                   Enclave on the Lake Properties                                    933,407
                Plus weighted average of common stock actually outstanding
                   at December 31, 2003 in excess of 933,407                          49,716
                Less historical weighted average of common stock outstanding
                   at December 31, 2003                                             (142,430)
                                                                              --------------
                                                                                     840,693
                                                                              ==============

        (1) Net cash received per share of common stock issued is computed as $10 gross proceeds per unit less $0.70 commissions per unit, $0.25 broker dealer fees per unit and $0.25 organization and offering costs per unit.

                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            BEHRINGER HARVARD REIT I, INC.



Dated:  September 13, 2004                  By: /s/ Gary S. Bresky
                                               ---------------------------------
                                               Gary S. Bresky
                                               Chief Financial Officer and
                                               Treasurer